AVERY COMMUNICATIONS,
                                      INC.
                            190 SOUTH LASALLE STREET
                                   SUITE 1710
                             CHICAGO, ILLINOIS 60603

                            TELEPHONE (312) 419-0077
                            FACSIMILE (312) 419-0172


                AVERY COMMUNICATIONS, INC. REPORTS THIRD QUARTER
               RESULTS AND PROSPECTIVE GOING PRIVATE TRANSACTION

CHICAGO, ILL. NOVEMBER 18, 2002 -- Avery Communications, Inc. (OTC BB: AVYC), a provider of outsourced billing and customer care solutions, has announced financial results for the quarter ended September 30, 2002.

On revenue of $9.7 million, Avery incurred an operating loss of $1.6 million and a net loss of $1.1 million ($1.17 loss per share, basic and diluted) compared with revenue of $12.5 million, operating income of $0.4 million and a net loss of $2.0 million ($1.65 loss per share, basic and diluted) in the third quarter of 2001.

Revenue decreased 22% in the third quarter of 2002 compared to the third quarter of 2001, due to a weak environment in the telecommunications sector.

"Conditions in the telecommunications market remain weak," stated Michael J. Labedz, President and Chief Operating Officer. "Nonetheless, we are optimistic about making a profit in the fourth quarter. We have completed the integration of our two operations and are now realizing significant cost savings."

For the nine months ended September 30, 2002, Avery recorded revenue of $31.2 million, an operating loss of $3.4 million, and a $3.7 million net loss ($3.58 loss per share, basic and diluted), compared to revenue of $29.1 million, operating income of $2.2 million and a net loss of $0.9 million ($1.45 loss per share, basic and diluted) from continuing operations during the first nine months of 2001.

The Company also announced that its Board of Directors has preliminarily approved a proposed reverse stock split under which parties otherwise entitled to receive fractional shares would instead receive cash in an amount to be determined at a future date. The Chairman of the Board and Chief Executive Officer of the Company currently owns a majority of the outstanding voting securities of the Company, and, accordingly, could approve the proposed reverse stock split without the necessity of submitting the question to the other shareholders of the Company for approval. The proposed reverse stock split, if approved, would reduce the number of shareholders below the level at which the Company would be required to continue to file reports with the SEC. The Company will provide further information to all shareholders if and when the terms of the transaction are finalized in accordance with present SEC rules.

ABOUT AVERY COMMUNICATIONS, INC.

Avery is a technology based service company engaged in outsourced customer care and billing services, principally for the telecommunications industry. Through its wholly owned subsidiaries, HBS Billing Services Company and ACI Billing Services, Inc., Avery provides telecommunication billing and collection clearinghouse services for inter-exchange carriers, long-distance resellers and other service providers. The clearinghouse operations maintain billing arrangements with approximately 1,300 telephone companies that provide access lines to, and collect for services from, end-users of telecommunication services. Through its Aelix, Inc. subsidiary, Avery offers message communication services and applications designed to improve customer service functions.

FORWARD LOOKING STATEMENTS

Certain statements contained in this document may be deemed to be forward-looking statements under federal securities laws. Such forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate", "anticipate," "plan," "seek," or "believe." Avery intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to risks as detailed from time to time in Avery SEC reports, including its Registration Statements on Form SB-2, Quarterly Reports on Form 10-QSB and 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-KSB.

FOR FURTHER INFORMATION:

Thomas C. Ratchford
Chief Financial Officer
Avery Communications, Inc.
190 S. LaSalle Street - Suite 1710
Chicago, IL 60603
(312) 419-0077



                              (see attached tables)

                           AVERY COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                   THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                      September 30,                       September 30,
                                                           -------------------------------------------------------------------------
                                                                 2002               2001             2002                2001
                                                           -----------------  -----------------------------------  -----------------
                                                             (Unaudited)        (Unaudited)        (Unaudited)       (Unaudited)

Revenues                                                   $      9,713,466   $     12,455,802 $      31,228,886   $     29,056,262

Cost of revenues                                                 (6,739,823)        (8,842,297)      (21,867,837)       (20,509,098)
                                                            ----------------   ----------------  ----------------   ----------------

     Gross profit                                                 2,973,643          3,613,505         9,361,049          8,547,164

Operating expenses                                               (4,538,459)        (3,204,196)      (12,773,838)        (6,331,192)
                                                            ----------------   ----------------  ----------------   ----------------

     Operating income (loss)                                     (1,564,816)           409,309        (3,412,789)         2,215,972
                                                            ----------------   ----------------  ----------------   ----------------

Other income (expense):
   Interest expense                                                (147,858)            66,327          (230,751)           (48,120)
   Option buyback costs                                                   -                  -                 -            (88,378)
   Write-off investment in affiliate                                      -         (2,221,305)                -         (2,221,305)
   Reserve for non-recourse notes receivable                              -           (930,869)       (1,200,000)          (930,869)
   Other, net                                                             -             86,685          (130,100)           269,157
                                                            ----------------   ----------------  ----------------   ----------------

     Total other income (expense), net                             (147,858)        (2,999,162)       (1,560,851)        (3,019,515)
                                                            ----------------   ----------------  ----------------   ----------------
Loss from continuing  operations before
    provision for income taxes and discontinued operations       (1,712,674)        (2,589,853)       (4,973,640)          (803,543)

Income tax benefit (expense)                                        582,310            623,030         1,245,631           (110,701)

                                                            ----------------   ----------------  ----------------   ----------------
Loss from continuing operations                                  (1,130,364)        (1,966,823)       (3,728,009)          (914,244)
Loss from discontinued operations (net of applicable income
   tax benefit of $311,799 for the nine months ended
   September 30, 2001)                                                    -                  -                 -           (605,259)
                                                            ----------------   ----------------  ----------------   ----------------

     Net loss                                                    (1,130,364)        (1,966,823)       (3,728,009)        (1,519,503)

     Less dividends earned on preferred stock                       123,192            123,192           369,576            330,523
                                                            ----------------   ----------------  ----------------   ----------------
     Net loss attributable to common shareholders          $     (1,253,556)  $     (2,090,015)$      (4,097,585)  $     (1,850,026)
                                                            ================   ================  ================   ================
Per share data:
Basic and diluted net loss per share:
Continuing operations loss                                 $          (1.17)  $          (1.65)$           (3.58)  $          (0.97)
Discontinued operations                                                   -                  -                 -              (0.48)
                                                            ----------------   ----------------  ----------------   ----------------
Net loss                                                   $          (1.17)  $          (1.65)$           (3.58)  $          (1.45)
                                                            ================   ================  ================   ================
Weighted average number of common shares outstanding:
   Basic common shares                                            1,075,214          1,267,760         1,144,032          1,279,609
                                                            ================   ================  ================   ================
   Diluted common shares                                          1,075,214          1,267,760         1,144,032          1,279,609
                                                            ================   ================  ================   ================


                           AVERY COMMUNICATIONS, INC.
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002

                                     ASSETS
                                                                              09/30/02           12/31/01
                                                                             (UNAUDITED)        (RESTATED)
Current assets:
   Cash and cash equivalents                                          $          3,519,481  $       5,422,202
                                                                           ----------------  -----------------
   Accounts receivable:
     Trade accounts, net                                                         2,331,876          3,231,166
     Advance payment receivables                                                 2,409,830          1,794,352
     LEC billing and collection fees receivable                                  4,581,309          4,948,502
     Receivable from OAN                                                         5,311,615          5,153,881
     Other receivables                                                             403,338             94,376
                                                                           ----------------  -----------------
        Total accounts receivable                                               15,037,968         15,222,277
                                                                           ----------------  -----------------

   Deferred tax asset                                                              494,000          1,090,690
   Deposits with LECs                                                              601,485            933,618
   Other current assets                                                            915,938             53,354
                                                                           ----------------  -----------------
        Total current assets                                                    20,568,872         22,722,141
                                                                           ----------------  -----------------

Property and equipment:
   Computer equipment and software                                               5,795,073          5,718,172
   Furniture and fixtures                                                          490,410            500,003
   Accumulated depreciation and amortization                                    (2,610,407)        (1,379,877)
                                                                           ----------------  -----------------
        Property and equipment, net                                              3,675,076          4,838,298
                                                                           ----------------  -----------------

Other assets:
   Goodwill, net                                                                 5,574,366          5,577,735
   Customer contracts, net                                                         112,500                  -
   Investments                                                                           -             30,100
   Long-term deposits with LECs                                                  2,236,983          2,236,983
   Purchased contracts, net                                                              -             14,267
   Notes receivable due from related parties, net                                  182,700            752,700
   Capitalized financing fees, net                                                 601,250            718,299
   Long-term deferred tax asset                                                  1,721,542                  -
   Other assets                                                                      2,040             43,036
                                                                           ----------------  -----------------
        Total other assets                                                      10,431,381          9,373,120
                                                                           ----------------  -----------------

        Total assets                                                  $         34,675,329  $      36,933,559
                                                                           ================  =================


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                                              09/30/02           12/31/01
                                                                             (UNAUDITED)        (RESTATED)
Current liabilities:
   Line of credit                                                     $          5,582,572 $        2,607,705
   Trade accounts payable                                                        1,446,488          5,144,763
   Accrued liabilities                                                           3,277,849          4,306,386
   Current portion of customer cure liability                                      317,701            317,701
   Income taxes payable                                                                  -            163,994
   Deposits and other payables related to customers                             26,773,187         23,311,999
                                                                           ----------------  -----------------
        Total current liabilities                                               37,397,797         35,852,548
                                                                           ----------------  -----------------

Non-current liabilities:
   Long-term notes payable to related parties                                      680,681            680,681
   Customer cure liability                                                       1,326,461          1,576,021
                                                                           ----------------  -----------------
        Total non-current liabilities                                            2,007,142          2,256,702
                                                                           ----------------  -----------------

                                                                           ----------------  -----------------
        Redeemable preferred stock                                               2,321,667          2,321,667
                                                                           ----------------  -----------------

Stockholders' deficit:
   Preferred stock                                                                  32,401             42,505
   Common stock                                                                     12,680             12,680
   Additional paid-in capital                                                    6,107,753          6,639,337
   Accumulated deficit                                                         (12,783,021)        (9,055,012)
   Treasury stock, at cost, 201,802 and 60,271 common shares at
    September 30, 2002 and December 31, 2001, respectively                        (245,099)           (58,440)
   Subscription notes receivable, net                                             (175,991)        (1,078,428)
                                                                           ----------------  -----------------
        Total stockholders' deficit                                             (7,051,277)        (3,497,358)
                                                                           ----------------  -----------------

        Total liabilities and stockholders' deficit                   $         34,675,329  $      36,933,559
                                                                           ================  =================